ASSET RETIREMENT OBLIGATION	12 Months Ended
Dec. 31, 2018
ASSET RETIREMENT OBLIGATION
ASSET RETIREMENT OBLIGATION

8) ASSET RETIREMENT OBLIGATION

($ thousands)	December 31, 2018	December 31, 2017
Balance, beginning of year	$117,736	$181,700
Change in estimates	16,755	13,064
Property acquisition and development activity	1,565	1,322
Divestments	(4,585)	(72,306)
Settlements	(11,263)	(12,907)
Accretion expense	5,904	6,863
Balance, end of year	$126,112	$117,736

Enerplus has estimated the present value of its asset retirement obligation to be $126.1 million at December 31, 2018 based on a total undiscounted liability of $343.9 million (December 31, 2017 – $117.7 million and $318.8 million, respectively). The asset retirement obligation was calculated using a weighted average credit-adjusted risk‑free rate of 5.59% and inflation rate of 1.8% (December 31, 2017 – 5.73% and 1.8%, respectively).  The majority of Enerplus’ asset retirement obligation expenditures are expected to be incurred between 2025 and 2055.